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Exhibit 10.40

"RCT" means the material omitted has been filed separately with the Securities and
Exchange Commission with an application requesting confidential treatment.

LEASE AND SUBLEASE AGREEMENT

        This Lease and Sublease Agreement, made and entered into this 28th day of July 1993, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's is the Lessee of those certain properties identified on Exhibit "A," attached hereto and incorporated herein, as "Leased Properties." Smith's is the owner, in fee of those certain properties identified ors Exhibit "A", as "Owned Properties;" and

        WHEREAS, Smith's and Anchor desire to enter into either a Sublease for the Leased Properties or a Lease for the Owned Properties of space in Smith's supermarkets located in the State of Nevada, for the operation of certain gaming devices, upon the terms and conditions herein contained.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Term.    The term of this Agreement shall commence effective August 1, 1993, and shall end on December 31, 2004.

        2.    Demised Premises.    Smith's hereby subleases or leases, as the case may be, to Anchor, and Anchor hereby hires from Smith's approximately two hundred (200) square feet of space in the front portion of each of those certain supermarkets commonly known as Smith's Food & Drug Centers located in the greater metropolitan area of Clark County and Washoe County, Nevada, more specifically described in the exhibit attached hereto and made a part hereof and marked Exhibit "A" for the purposes of the operation of gaming devises. In the future, Smith's may open additional supermarkets in other Nevada counties. (All of the supermarkets listed in Exhibit "A" and any supermarkets opened in the future (see Paragraph 14) are herein collectively called "Supermarkets" and the premises so subleased or leased to Anchor are collectively called the "Demised Premises.") The effective lease term as to each Supermarket and the Demised Premises located therein shall, subject to completion of construction of new stores, commence on the Commencement Date shown on Exhibit "A," unless Smith's is able to deliver the Demised Premises to Anchor on an earlier date, in which case the Lease Term Commencement Date shall be such earlier date. In the event that Smith's moves the location of the entrance to any of the Supermarkets or, the checkstands, or in the event Smith's shall undertake maintenance, repair, or remodeling of any store listed in Exhibit "A," which would in any manner affect, impair, or impede access to or ingress or egress from the Demised Premises, Smith's agrees to allow Anchor to relocate temporarily its 200 square feet of Demised Premises to a mutually agreeable location in the affected store until such time as repair, maintenance, or remodeling is complete. With respect thereto, Smith's hereby represents and warrants to Anchor, and this Agreement and the payment of rent and other sums required by Paragraph 4(a) hereof by Anchor to Smith's, as hereinafter provided, is expressly made upon, the condition that Smith's is presently occupying or shall, prior to the effective date of the term hereof, occupy each of the Supermarkets, pursuant to fee ownership, a lease or sublease agreement, each of which is, as of the date hereof, or will be on the commencement of the term hereof, in full force and effect without default thereunder. The Demised Premises shall be used by Anchor for the installation and operation by Anchor of gaming devices. (All such machines and devices are herein collectively called Gaming Devices.)

        3.    Rent.

          (a)  Anchor agrees to pay Smiths, as a monthly rental for the use and occupancy of each of the Supermarkets and the exclusive right to operate Gaming Devices in each of the Supermarkets listed on Exhibit "A" for each of the Lease Months ("Lease Months") the rental specified in Paragraph 4 hereof. In addition, Anchor shall pay to Smith's the sum of RCT per month during the term hereof as an advertising allowance (in lieu of the rentals previously paid for Store #362 which was closed.) The rental for each Supermarket and advertising allowance is payable monthly, in advance, on the first day of each month (or Commencement Date if other than the first day of any given month). The monthly rental may be prorated or reduced as provided in Subparagraph (b) herein or Paragraph 13 hereof. All rental payments shall be made to Smith's at 1550 South Redwood Road, Salt Lake City, Utah 84104.

          (b)  In the event that the Commencement Date for Gaming Device operations at any Supermarket subject to this Agreement falls on a day other than the first day of the month, then the monthly payment due to Smith's for such location shall be prorated to reflect the actual portion of the month during which Gaming Device operations are conducted at such locations by Anchor. Smith's and Anchor further agree that in the event the term of any Master Lease under which Smith's occupies any of the Supermarkets terminates in accordance with its terms, or Smith's vacates or ceases to operate any of the Supermarkets, then, in any such events, this Agreement, as it applies to that Supermarket, shall terminate and the rental shall be prorated to such termination.

        4.    Rent Adjustment.

          (a)  Beginning on August 1, 1993, or such earlier date as Anchor may take the Demised Premises, and throughout the term of this Agreement, the rental paid pursuant to Paragraph 3, shall be paid in advance on or before the first day of each month (or in situations where the Commencement Date specified on Exhibit "A" is other than the first day of the month, the prorated rental owing for the remainder of the then current month shall be paid on said Commencement Date) as follows:

          Based upon fifteen (15) gaming machines per Supermarket being allowed by Nevada law, the monthly rent shall be a minimum of RCT (plus amount of interest paid, if applicable) per Supermarket. Each Gaming Machine over fifteen (15) in any one Supermarket shall increase the minimum annual rental by RCT per month.

          (b)  Anchor, may, at its option, increase the number of Gaming Machines in each Supermarket, as space permits and as allowed by the Nevada Gaming Commission, but in no case shall the number of Gaming Machines exceed twenty-five (25) in any one given location.

        5.    Security Deposit.    As Security Deposit, Anchor has deposited the sum of RCT to insure the prompt payment by Anchor to Smith's of all rents due to Smith's and to be applied to any damages caused to the Demised Premises by Anchor's operations in conjunction with Anchor's operation of Gaming Devices at the Supermarkets subject to this Agreement. Anchor and Smith's agree that the Security Deposits are interest free, but should Nevada Gaming Authorities require interest be paid, interest will accrue and be payable at the rate of eight percent (8%) per annum and the monthly rental shall increase to totally offset such interest charge. The Security Deposit or any portion thereof may, at the option of Anchor, be applied against rental and advertising allowance owing during the last monthly periods of this Agreement (as necessary).

        6.    Installation and Taxes.

          (a)  Anchor agrees that it shall pay, when due and prior to delinquency, any and all taxes which may be assessed or charged for the Gaming Devices by any municipal, county, state or federal agency or governmental body having jurisdiction thereof.

          (b)  Smith's agrees that it shall provide appropriate connections for the Gaming Devices.

        7.    Repair and Maintenance.    Anchor agrees that it shall, at its sole cost and expense, maintain and make any and all repairs to the Gaming Devices which may be required during the term hereof so that each of said Gaming Devices shall be in operation at all times. Anchor further agrees to maintain the Demised Premises in such a manner as to keep it free from all litter, debris, and in a clean and sanitary condition.

        8.    Compliance with Laws.    Anchor hereby represents and warrants to Smith's that it has been or will have been duly licensed by the appropriate agencies of the Cities of Las Vegas, Reno, Sparks, and Carson City, and the Counties of Clark and Washoe, and any other cities and counties in which Smith's has opened Supermarkets in the State of Nevada for the conduct of gaming, and Anchor further warrants and agrees that it shall, throughout the term hereof, fulfill all requirements and comply with all statutes, rules, regulations, and ordinances promulgated by any cities or counties in which it does business herein, and those promulgated in the State of Nevada, and the Nevada Gaming Commission relating, in any way, to the conduct of gaming within the Demised Premises.

        9.    Default.    If Anchor shall default in the payment of the rent or if Anchor shall default in the performance of the terms or provisions of this Agreement, Smith's shall give written notice of such default to Anchor in accordance with Paragraph 10 hereof, and failure of Anchor to cure such default within ten (10) days after the date of such notice, shall, at the option of Smith's, work as a forfeiture of this Agreement.

        10.    Notices.    All notices or demands required or permitted to be given or served pursuant to this Agreement shall be deemed to have been given or served only if in writing forwarded by registered or certified mail, postage prepaid, and addressed as follows:

To Smith's:	Smith's Food & Drug Centers, Inc. 1550 South Redwood Road Salt Lake City, Utah 84104 Attention: Legal Department
To Anchor:	Anchor Coin 4305 East Sahara Avenue Suite 12 Las Vegas, Nevada' 89109
Copy to:	Lionel Sawyer & Collins 1700 Valley Bank Plaza 300 South Fourth Street Las Vegas, Nevada 89101

Either party hereto may change such address by giving written notice of such change to the other party.

        11.    Change Girls and Jackpot Pay-outs.    Anchor agrees that it shall, at its own cost and expense, supply change girls in the Demised Premises for the purpose of providing change and making Jackpot Pay-Outs twenty-four (24) hours per day, or as Nevada law allows, or whenever the respective Supermarkets are open to the public during the life of this Agreement or an extension thereof. The hours which Change Girls will be on duty may be changed by mutual agreement between Smith's and Anchor, such agreement to be entered into in writing.

        12.    Insurance and Indemnification.

          (a)  Anchor shall, at its own cost and expense, during the term of this Agreement, procure and maintain comprehensive public liability insurance covering the Demised Premises with limits of not less than One Million Dollars ($1,000,000.00). Anchor agrees that such insurance shall (i) provide primary and not excess coverage and shall be non-contributing with any insurance which may be carried by Smith's; (ii) name Smith's as an additional insured thereunder; and (iii) require that Smith's be given at least thirty (30) days' written notice before any insurance can be cancelled or changed with respect to parties, coverage or limits of liability. Anchor agrees to deliver to Smith's prior to the commencement of the term of this Agreement, such policies or duplicates thereof and not less than thirty (30) days prior to the expiration of any such insurance coverage during the lease term. Anchor shall deliver to Smith's satisfactory evidence that such insurance has been renewed and that the required premium or premiums therefor have been paid.

          (b)  This Agreement is made upon the express condition that Smith's is to be free from all liability and claims for damages by reason of injury to any person or persons, or property of any kind from any cause or causes whatsoever, upon the Demised Premises during the term of this Agreement. Anchor hereby covenants and agrees to defend and indemnify and save Smith's and its subsidiary, successors and assigns, harmless from all liability, loss, cost or obligations arising out of such injuries or losses occurring upon the Demised Premises.

        13.    Destruction or Condemnation.    If, during the term hereof, the Supermarkets shall be damaged or destroyed by fire or other casualty or acquired or condemned by right of eminent domain for any public or quasi-public use or purpose, this Agreement shall remain in full force and effect except that in the event of casualty, the rent provided for herein for each Demised Premises shall abate from the date of destruction until the restoration and opening for business of the Supermarket; and in the event of condemnation, the rent shall abate equitably and proportionately from the date of the physical taking according to the nature and. extent of the injury to the Supermarket premises in question.

        14.    New Supermarkets.

          (a)  It is contemplated between the parties that during the term of this Agreement, Smith's may open or acquire additional supermarkets within the State of Nevada. The parties also recognize that in some instances the owner of the new Supermarket Premises, under other business arrangements, may retain or reserve the right to operate gaming devices on the premises of such new Supermarket locations. The parties agree that where Smith's or any affiliate thereof has the right to operate or sublease space for the operation of gaming devices, that such Supermarket Premises shall become part of this Agreement and that Anchor shall be permitted to install gaming devices to coincide with the opening of Smith's business at such locations, paying the rental set forth in Paragraph (b) herein. The parties further agree that the Security Deposit paid by Anchor to Smith's pursuant to Paragraph 5 shall, where permitted by all applicable laws or ordinances, be applied to such new Supermarket locations and that no further or additional Security Deposit shall be required from Anchor.

          (b)  The monthly rental for new Supermarket locations shall be payable, in advance, on the first day of each Lease month (or Commencement Date if other than the first day of a month) and shall be prorated or reduced in the same circumstances as permitted for rentals paid pursuant to Paragraph 3(a) or 3(b) herein. The monthly rentals for each new Supermarket location shall be the same as specified for existing locations pursuant to Paragraph 4 above.

        15.    Successors and Assigns.    It is mutually covenanted and agreed by the parties hereto that each of the terms, conditions, and promises of Smith's and Anchor hereunder shall extend to and be binding upon and inure to the benefit of Smith's and Anchor, and each of their respective heirs, executors, administrators, successors and assigns. Anchor shall not assign this Agreement or sublease or sub-sublease the Demised Premises to a third party without the approval of Smith's, first obtained in writing. The said approval shall not be unreasonably withheld by Smith's. Any such assignment, sublease, or sub-sublease without Smith's prior written consent shall be void and of no force or effect.

        16.    Relation of Parties.    Nothing contained in this Agreement shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent, partnership, or of joint venture or of any association between Smith's and Anchor except that of landlord arid tenant, and no act of the parties hereto shall be deemed to create any relationship between them other than the relationship of landlord and tenant.

        17.    Entire Agreement.    This Agreement contains all covenants and agreements between Smith's and Anchor relating in any manner to the rental, use, and occupancy of the Demised Premises and the other matters set forth in this Agreement. No prior agreement or understanding pertaining to the use and occupancy of the Demised Premises shall be valid or of any force or effect, and the covenants and agreements of the Agreement cannot be altered, changed, modified, or added to, except in writing signed by Smith's and Anchor.

        18.    Litigation.    If litigation arises from the default in performance of any of the provisions of this Agreement by either Anchor or Smith's, the prevailing party in such litigation shall be entitled to recover from the breaching party reasonable attorneys' fees and costs of litigation.

        19.    Prior Agreements; Effective Date.    This Agreement is effective as of August 1, 1993, and supersedes and replaces in full all prior agreements between the parties as of said date.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
Its	Chairman
"ANCHOR"
ANCHOR COIN
By:	/s/ [Illegible]
Its	President

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
LEASED STORES
351	Tropicana and Jones Las Vegas, Nevada	August 1, 1993
354	Flamingo and Sandhill Las Vegas, Nevada	August 1, 1993
359	232 North Jones Blvd. Las Vegas, Nevada	August 1, 1993
369	1941 North Decatur Las Vegas, Nevada	August 1, 1993
377	850 South Rancho Drive Las Vegas, Nevada	August 1, 1993
381	890 S. Boulder Highway Henderson, Nevada	August 1, 1993
OWNED STORES
350	Sunset & Mountain Vista Las Vegas, Nevada	August 1, 1993
352	Virginia and Moana Reno, Nevada	August 1, 1993
355	Stewart and Nellis Las Vegas, Nevada	August 1, 1993
356	Carson City, Nevada	August 1, 1993
357	Sparks, Nevada	August 1, 1993
358	Maryland Pkwy & Sahara Las Vegas, Nevada	August 1, 1993
383	4440 N. Rancho Drive Las Vegas, Nevada	August 1, 1993
384	2255 N. Las Vegas Blvd. Las Vegas, Nevada	August 1, 1993
385	2211 N. Rampart Blvd. Las Vegas, Nevada	August 1, 1993

FIRST AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS FIRST AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 30th day of June, 1994, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993 (the "Agreement"), whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devices; and

        WHEREAS, Smith's and Anchor now desire to amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
LEASED STORES
379	4910 East Tropicana Las Vegas, Nevada	July 1, 1994*
OWNED STORES
341	NEC Highway 372 & Highway 160 Pahrump, Nevada	November 4, 1994
389	NWC Main & Waterloo Gardnerville, Nevada	December 30, 1994
388	SEC I-80 & Highway 225 Elko, Nevada	April 1995

*
Subject to separate special terms and conditions as contained in that certain letter from Michael C. Frei to Michael Stone dated June 22, 1994.

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
	Its:	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its:	[Illegible]

2

SECOND AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS SECOND AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 25th day of January, 1995, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in the State of Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to said Agreement, and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devices, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Termination of Store No. 379.    Effective January 14, 1995, Smith's has closed Smith's Store No. 379. Effective upon the closing, such location shall be deleted from Exhibit "A" to the Agreement and the Agreement and all of Anchor's obligations thereunder shall terminate with respect to such location only. In consideration for such termination, Anchor shall pay to Smith's RCT due on or before January 26, 1995.

        2.    Extension of Agreement.    In consideration of the sum of an additional RCT to be paid by Anchor to Smith's on or before January 26, 1995, Smith's agrees to extend the term of the Agreement for one additional year. The Agreement shall expire on December 31, 2005.

        3.    Expansion of Premises.    Smith's agrees to reasonably cooperate with Anchor in Anchor's desire to upgrade the type and/or quality of its existing gaming machines, which upgraded machines will likely require minor amounts of additional space (4" to 6" per machine). Such upgrading or replacing of existing machines and any remodeling associated therewith shall be borne by Anchor. Should Smith's agree to allow the removal of any existing vending machine, devise or other equipment that constitutes an asset to Smith's, Anchor shall reimburse the fair and reasonable value of same to Smith's. For example, should Anchor request the removal of a toy or water vending machine to facilitate its upgrading effort, Anchor shall (i) pay the cost of relocating such vending machine if a suitable alternative location can be secured or (ii) pay the revenue generating value of such machine to Smith's if a suitable alternative location is not available but Smith's is willing to continue its operations without such vending machine.

        4.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
	Its	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ [Illegible]
	Its	[Illegible]

2

THIRD AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS THIRD AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 28th day of March, 1995, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994 and that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
LEASED STORES
369	1941 N. Decatur Las Vegas, Nevada	June 9, 1995
OWNED STORES
367	Pecos & Bonanza Las Vegas, Nevada	July 12, 1995
371	SEC Sahara & Durango Las Vegas, Nevada	January 1, 1996

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
	Its	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its	[Illegible] Gaming Operations

2

FOURTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS FOURTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 27th day of February, 1996, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in the state of Nevada (hereinafter called "Smiths"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devices, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease dated January 25, 1995 and that certain Third Amendment to Lease dated March 28, 1995 (collectively, the "Agreement"); and,

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by extending the term of the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Extension of Agreement.    In consideration of the sum of an additional RCT to be paid by Anchor to Smith's on or before February 28, 1996, Smith's agrees to extend the term of the Agreement for five (5) additional years. The Agreement shall expire on December 31, 2010.

        2.    Miscellaneous.    This Amendment shall be binding upon the parties hereto and their administrators, trustees, successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
Its	Chairman
"ANCHOR"
ANCHOR COIN
By:	/s/ [Illegible]
Its	Chairman

FIFTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS FIFTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 26th day of April, 1996, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; and that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
342	Pioneer Boulevard & Hillside Mesquite, Nevada	September 25, 1996

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	[Illegible]
	Its	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	[Illegible]
	Its	President

2

SIXTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS SIXTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 13th day of November, 1996, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996 and that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
348	SEC Greenvalley Parkway & Pebble Las Vegas, Nevada	April, 1997

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
	Its	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ [Illegible]
	Its	[Illegible]

2

SEVENTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS SEVENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 21st day of February, 1997, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; and that certain Sixth Amendment to Lease and Sublease dated November 13, 1996, (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
390	SWC Pueblo & Wendover Blvd. Wendover, Nevada	April 1, 1997
391	NEC Grass Valley & Sunrise Dr. Winnemucca, Nevada	April 1, 1997

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ [Illegible]
	Its:	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ [Illegible]
	Its:	President

2

EIGHTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS EIGHTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 19th day of December, 1997, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996 and that certain Seventh Amendment to Lease and Sublease dated February 21st, 1997 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
376	Eastern & Windmill Las Vegas, Nevada	June 1, 1998

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

"SMITH'S"
SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its:	Senior Vice President

"ANCHOR"
ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its:	Vice President

2

NINTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS NINTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 4th day of August, 1998, by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease Agreement dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease Agreement dated February 21, 1997; and that certain Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
#347	Charleston & Hualapai Las Vegas, Nevada	1/27/99
#392	Highway 50 and River Road Dayton, Nevada	1/27/99

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its:	Senior Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its	Vice President

2

TENTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS TENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 29th day of September, 1998, by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; an Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; and that Ninth Amendment to Lease and Sublease dated August 4, 1998 (collectively, the "Agreement").

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
346	SEC Horizon Drive & Eastern Avenue Henderson, Nevada	May , 1999

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its:	Senior Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its:	Vice President

2

ELEVENTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS ELEVENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 3rd day of May, 1999 by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called "Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; an Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; Ninth Amendment to Lease and Sublease dated August 4, 1998 (collectively, the "Agreement"); and that Tenth Amendment to Lease and Sublease Agreement dated September 28, 1998.

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
345	Ann & Camino Al Norte North Las Vegas, NV	December 15, 1999

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its	Senior Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its	Vice President

2

TWELFTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS TWELFTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 29th day of March, 2000 by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; an Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; a Ninth Amendment to Lease and Sublease dated August 4, 1998; that Tenth Amendment to Lease and Sublease dated September 28, 1998; and an Eleventh Amendment to Lease and Sublease dated May 3, 1999 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
#349	Silverado Ranch Blvd. & Maryland Parkway, Las Vegas	September 13, 2000
#395	Horizon & Stephanie, Henderson	April 25, 2001
#378	South Meadows Pkwy & Double R Blvd, Reno	May 30, 2001

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its:	Wade S. Williams

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its:	Joseph Murphy, Vice President

2

THIRTEENTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS THIRTEENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 12th day of January, 2001 by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devices, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; an Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; a Ninth Amendment to Lease and Sublease dated August 4, 1998; that Tenth Amendment to Lease and Sublease dated September 28, 1998; that certain Eleventh Amendment to Lease and Sublease dated May 3, 1999; and that Twelfth Amendment to lease and Sublease dated March 29, 2000 (collectively, the "Agreement"); and,

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
#396	Flamingo & Fort Apache, Las Vegas, Nevada	September 12, 2001
#399	Desert Inn & Decatur, Las Vegas, Nevada	November 7, 2001

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its:	Sr. Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its:	6/04/01 Vice President

2

FIRST AFFILIATE AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS FIRST AFFILIATE AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 23rd day of August, 2002 by and between RALPH'S GROCERY COMPANY, a Delaware corporation qualified to do business in Nevada (hereinafter called "Ralphs") and an affiliate of SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

WITNESSETH:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devices, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; that certain Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; that certain Ninth Amendment to Lease and Sublease dated August 4, 1998; that certain Tenth Amendment to Lease and Sublease dated September 28, 1998; that certain Eleventh Amendment to Lease and Sublease dated May 3, 1999; that certain Twelfth Amendment to Lease and Sublease dated March 29, 2000; and that certain Thirteenth Amendment to Lease and Sublease dated January 12, 2001 (collectively, the "Agreement"); and,

        WHEREAS, on or about February 27, 2001, Smiths and Ralphs entered into that certain Partial Assignment and Assumption of Lease and Sublease Agreement (Anchor Coin) pursuant to which Smith's assigned all of its right, title and interest under the Agreement as to three former "Price Rite" stores to Ralphs.

        WHEREAS, the Agreement provides that "where Smith's or any affiliate thereof has the right to operate or sublease space for the operation of gaming devices, that such Supermarket Premises shall become part of this Agreement."

        WHEREAS, Ralphs, as an affiliate of Smith's, and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement which will be operated by Ralphs under the name "Food 4 Less";

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Ralph's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Ralphs, as an affiliate of Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
#798	Sahara & Nellis, Las Vegas, Nevada	November 15, 2002
#503	Simmons & Craig Road, North Las Vegas, Nevada	November 15, 2002

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

RALPHS GROCERY COMPANY, a Delaware corporation (Affiliate of Smith's Food & Drug Centers, Inc.)
By:	/s/ [Illegible] BARBER
	Its	Sr. Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its	Vice President

2

FOURTEENTH AMENDMENT TO
LEASE AND SUBLEASE AGREEMENT

        THIS FOURTEENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 9th day of October, 2002 by and between SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation qualified to do business in Nevada (hereinafter called "Smith's"), and ANCHOR COIN, a licensed slot route operator in the State of Nevada (hereinafter called ("Anchor").

W I T N E S S E T H:

        WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties," for the operation of certain gaming devises, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease and Sublease Agreement dated January 25, 1995; that certain Third Amendment to Lease and Sublease Agreement dated March 28, 1995; that certain Fourth Amendment to Lease and Sublease Agreement dated February 27, 1996; that certain Fifth Amendment to Lease and Sublease Agreement dated April 26, 1996; that certain Sixth Amendment to Lease and Sublease dated November 13, 1996; that certain Seventh Amendment to Lease and Sublease dated February 21, 1997; an Eighth Amendment to Lease and Sublease Agreement dated December 19, 1997; a Ninth Amendment to Lease and Sublease dated August 4, 1998; that Tenth Amendment to Lease and Sublease dated September 28, 1998; that certain Eleventh Amendment to Lease and Sublease dated May 3, 1999; and that Twelfth Amendment to Lease and Sublease dated March 29, 2000; a Thirteenth Amendment to Lease and Sublease dated January 12, 2001; and a First Affiliate Amendment to Lease and Sublease Agreement dated August 23, 2002 (collectively, the "Agreement"); and

        WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by adding additional locations to the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

        1.    Demised Premises.    The following locations are hereby added to Exhibit "A" to the Agreement, as premises in which Smith's leases or subleases, as the case may be, space to Anchor:

Store Number	Address	Estimated Commencement Date of Term for Respective Supermarket Locations
#344	#175 Lemon Drive, Reno, NV 89506	1st Quarter 2003

        2.    Miscellaneous.    This Amendment shall be binding on the parties hereto and their respective successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

        IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

SMITH'S FOOD & DRUG CENTERS, INC.
By:	/s/ WADE S. WILLIAMS
	Its	Sr. Vice President

ANCHOR COIN
By:	/s/ JOSEPH MURPHY
	Its	Joseph Murphy, Vice President

2

QuickLinks

Exhibit 10.40
LEASE AND SUBLEASE AGREEMENT
FIRST AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
SECOND AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
THIRD AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
FOURTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
FIFTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
SIXTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
SEVENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
EIGHTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
NINTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
TENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
ELEVENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
TWELFTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
THIRTEENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H
FIRST AFFILIATE AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
WITNESSETH
FOURTEENTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT
W I T N E S S E T H